Exhibit 10



   Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in Post-Effective Amendment No. 3 to the Registration Statement (Form N-4 No. 333-145531) and the related Statement of Additional Information appearing therein and pertaining to Lincoln New York Account N for Variable Annuities, and to the use of our reports dated (a) March 18, 2008, with respect to the consolidated financial statements of Lincoln Life & Annuity Company of New York and (b) March 7, 2008, with respect to the financial statements of Lincoln New York Account N for Variable Annuities which are incorporated by reference from Post-Effective Amendment No. 2.


                                        /s/ Ernst & Young LLP

Fort Wayne, Indiana
November 20, 2008